UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2013

AMERICANWEST BANCORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-18561	91-1259511
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 W. Riverside Avenue, Suite 300 Spokane, WA		99201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (509) 467-6993

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01	Regulation FD Disclosure

As previously disclosed, AmericanWest Bancorporation (the “Company”), on October 28, 2010, filed a voluntary petition for bankruptcy protection under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the Eastern District of Washington (the “Bankruptcy Court”), in case number 10-06097-PCW11. Holdco Advisors L.P. subsequently filed a proposed plan of reorganization (as amended and supplemented, the “Plan”) with the Bankruptcy Court. On August 30, 2013, the Bankruptcy Court issued an order approving and confirming the Plan. The Company anticipates that the Plan will become effective prior to September 30, 2013. However, there can be no assurance that the Company will satisfy the conditions precedent to the Plan’s effectiveness, complete the required actions and emerge from Chapter 11 within the anticipated timeframe.

The Plan provides that any equity interests, ownership rights, or shares in the Company, including all outstanding shares of the Company’s common stock, will be cancelled as of the Effective Date and holders of such equity interests will neither receive nor retain any property under the Plan. Accordingly, no assets will be available for distribution to the Company’s common shareholders.

The Plan provides for the Company to continue to exist after the Effective Date as the Reorganized Debtor. As soon after the Effective Date as possible, the Reorganized Debtor will file a Form 15 with the Securities and Exchange Commission (the “Commission”) to deregister the Company’s common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to suspend the Company’s obligation to file reports under the Exchange Act.

The material terms of the Plan are described in the Company’s Form 8-K filed with the Commission on September 6, 2013. A copy of the Plan is also attached as an exhibit to such Form 8-K.

On September 13, 2013, the Company filed with the Bankruptcy Court the Company’s Monthly Operating Report for the period from August 1, 2013 through August 31, 2013 (the “August Monthly Operating Report”). A copy of the August Monthly Operating Report is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference. A complete copy of the August Monthly Operating Report is publicly available on the internet at http://pacer.uspci.uscourts.gov.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the August Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the August Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The August Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The August Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the August Monthly Operating Report is complete. The August Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the August Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K includes forward-looking statements, and the Company intends for such statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, the Company’s beliefs concerning future business conditions, the Company’s outlook based on currently available information and the Company’s statements regarding its expectations concerning the bankruptcy process. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include, without limitation: (i) potential adverse developments with respect to the Company’s liquidity or results of operations; and (ii) the risks and uncertainties described in the Company’s periodic filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Monthly Operating Report for the period from August 1, 2013 through August 31, 2013, filed with the U.S. Bankruptcy Court for the Eastern District of Washington on September 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICANWEST BANCORPORATION, a Washington corporation

Date: September 18, 2013	By:	/s/ Patrick J. Rusnak
Patrick J. Rusnak
President and Chief Executive Officer